UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2001

 BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

 FLORIDA
(State or other jurisdiction
of incorporation)

 0-7201
(Commission
File Number)

 59-0864469
(IRS Employer
Identification No.)

 220 S. Ridgewood Avenue, Daytona Beach, Florida
(Address of principal executive offices)

 32114
(Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

 N/A
(Former name or former address, if changed since last report)

 This Amendment No. 2 amends the Current Report on Form 8-K (the "Report"), which was filed on January 18, 2001 and was amended by the first amendment to the Report filed on Form 8-K/A on March 19, 2001 ("Amendment No. 1"). This
Amendment No. 2 is being filed solely for the purpose of correcting certain clerical errors, whereby an incomplete earlier draft version of the Unaudited Pro Forma Condensed Combined Financial Statements was inadvertently filed with Amendment No. 1 as
Exhibit 99(b) to the Report.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Business Acquired.

The audited financial statements of Riedman Insurance (a division of Riedman Corporation) for the year ended December 31, 2000 were previously filed on Form 8-K/A, dated March 19, 2001, as Exhibit 99(a) to the Current Report on Form 8-K.

(b)

Pro Forma Financial Information.

The Registrant hereby files the amended pro forma financial data required to be filed herewith as Exhibit 99(b) hereto.

(c)

Exhibits.

EXHIBIT

DESCRIPTION

10(a)

Asset Purchase Agreement, dated September 11, 2000, among the Company, Riedman Corporation and Riedman Corporation's shareholders, incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 13, 2000 (File No. 0-7201).

10(b)

First Amendment to Asset Purchase Agreement, dated January 3, 2001, among the Company, Riedman Corporation and Riedman Corporation's shareholders.*

10(c)

General Assignment and Bill of Sale, dated January 1, 2001, from Riedman Insurance of Wyoming, Inc. to Brown & Brown of Wyoming, Inc.**

23

Consent of KPMG LLP.**

99(a)

Audited Financial Statements of Riedman Insurance:**

-

Independent Auditors' Report

-

Statement of Income for the year ended December 31, 2000

-

Balance Sheet as of December 31, 2000

-

Statement of Stockholders' Equity for the year ended December 31, 2000

-

Statement of Cash Flows for the year ended December 31, 2000

-

Notes to Financial Statements

99(b)

Unaudited Pro Forma Condensed Combined Financial Statements.***

*Previously filed on January 18, 2001 as part of the Report.

**Previously filed on March 19, 2001 as part of Amendment No. 1 to the Report.

***Filed herewith.

The Registrant has determined since filing the Report on January 18, 2001 that the foregoing constitute all of the required exhibits in connection with the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROWN & BROWN, INC.

(Registrant)

Date: March 23, 2001

By: /S/ CORY T. WALKER

Cory T. Walker, Vice President,

 Chief Financial Officer and
Treasurer

(Signature)

EXHIBIT INDEX

BROWN & BROWN, INC.

Amendment No. 1 to Annual Report on Form 10-K

Dated March 23, 2001

EXHIBIT

DESCRIPTION

10(a)

Asset Purchase Agreement, dated September 11, 2000, among the Company, Riedman Corporation and Riedman Corporation's shareholders, incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 13, 2000 (File No. 0-7201).

10(b)

First Amendment to Asset Purchase Agreement, dated January 3, 2001, among the Company, Riedman Corporation and Riedman Corporation's shareholders.*

10(c)

General Assignment and Bill of Sale, dated January 1, 2001, from Riedman Insurance of Wyoming, Inc. to Brown & Brown of Wyoming, Inc.**

23

Consent of KPMG LLP.**

99(a)

Audited Financial Statements of Riedman Insurance:**

-

Independent Auditors' Report

-

Statement of Income for the year ended December 31, 2000

-

Balance Sheet as of December 31, 2000

-

Statement of Stockholders' Equity for the year ended December 31, 2000

-

Statement of Cash Flows for the year ended December 31, 2000

-

Notes to Financial Statements

99(b)

Unaudited Pro Forma Condensed Combined Financial Statements.***

*Previously filed on January 18, 2001 as part of the Report.

**Previously filed on March 19, 2001 as part of Amendment No. 1 to the Report.

***Filed herewith.

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